                                                    EXHIBIT 10.24














                       FIRST AMENDMENT TO
            REVOLVING CREDIT AND TERM LOAN AGREEMENT


     THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of September 30, 1994 ("Agreement"), is entered into among CORNERSTONE NATURAL GAS, INC. (formerly Endevco, Inc.), a Delaware corporation ("Cornerstone"), ENDEVCO PRODUCING COMPANY, a Delaware corporation ("EPRC"), CORNERSTONE GAS GATHERING COMPANY (formerly Cornerstone Pipeline Company), a Delaware corporation ("CGGC"), DUBACH GAS COMPANY, a Texas corporation ("Dubach"), CORNERSTONE GAS PROCESSING, INC. (formerly Endevco Natural Gas Company), a Delaware corporation ("CGP"), CORNERSTONE GAS RESOURCES, INC. (formerly Endevco Oil and Gas Company), a Delaware corporation ("CGR"), CORNERSTONE PIPELINE COMPANY (formerly Endevco Pipeline Company), a Delaware corporation ("CPC") and PENTEX PIPELINE COMPANY, a Texas corporation ("PPC") (collectively the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

     W I T N E S S E T H:

     A. WHEREAS, the Borrowers have applied to the Bank for a modification, restructure and extension of that certain $5,800,000 Term Loan described and defined in the Revolving Credit and Term Loan Agreement dated as of November 2, 1993 by and among the Borrowers named above (including certain predecessors' thereof) and the Bank (the "Original Credit Agreement") by readvancing approximately $817,000.00 to Borrowers and extending the maturity date thereof from October 31, 1998 to September 30, 1999, which modified, restructured and extended Term Loan is to be evidenced by Borrowers' joint and several Replacement Term Note hereinafter described and defined; and

     B. WHEREAS, the Bank is willing to modify, restructure and extend the Term Loan to the Borrowers, subject to the terms, conditions and provisions of the Original Credit Agreement, as amended and modified by the provisions hereinafter set forth, all of which are material to the Bank and without which the Bank would not be willing to modify, restructure and extend the Term Loan commitment described above.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

     1.  DEFINITIONS.  The following definitions in Article I of the Original Credit Agreement are hereby amended and modified as follows:
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         1.8  "CORNERSTONE MORTGAGE" shall have the
     meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain
     First Amended Mortgage, Collateral Assignment and
     Security Agreement Securing Future Advances from
     Cornerstone to the Bank dated as of September 30, 1994.

         1.9 "CORNERSTONE PLEDGE" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Pledge Agreement from Cornerstone to the Bank dated as of September 30, 1994.

         1.14 "DUBACH MORTGAGE" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Mortgage, Collateral Assignment, Security
     Agreement Securing Future Advances from Dubach to the
     Bank dated as of September 30, 1994.

         1.16 "ENGC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Deed of Trust, Security Agreement, Financing
     Statement and Assignment (with Power of Sale) from CGP to the Bank dated as of September 30, 1994.

         1.18 "EPIC ASSIGNMENT" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Collateral Assignment of Lessee's Interest in
     Lease from CPC to the Bank dated as of September 30, 1994.

         1.19 "EPIC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Deed of Trust, Security Agreement, Financing
     Statement and Assignment CPC to the Bank dated as of September 30, 1994.

         1.20 "EPIC MORTGAGE" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Mortgage, Collateral Assignment and Security
     Agreement Securing Future Advances from CPC to the
     Bank dated as of September 30, 1994.

         1.21 "EPIC PLEDGE" shall have the meaning assigned to that term in Article IV of the Original


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Credit Agreement, as amended by that certain First Amended
Assignment, Pledge and Security Agreement from CPC to the Bank dated as of September 30, 1994.

         1.24 "ETC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original
     Credit Agreement, as amended by that certain First
     Amended Deed of Trust, Security Agreement, Financing
     Statement and Assignment from CGGC to the Trustee and the Bank dated as of August 1, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of September 30, 1994.

         1.41 "NOTES" shall mean the Revolving Credit Note and the Replacement Term Note.

         1.56 "TERM LOAN" shall mean the loan made to the Borrowers in the Original Credit Agreement described in Section 3.1 thereof, as modified, restructured and extended by the terms and provisions of paragraph 2 of this First Amendment and as evidenced by the Replacement Term Note more particularly described and defined in paragraph 3 hereof.

         1.57 "TERM NOTE" shall mean the Borrowers' joint and several $5,000,000.00 Replacement Term Note in the form of EXHIBIT A annexed to this First Amendment, to be delivered to the order of the Bank pursuant to paragraph 3 hereof, together with each and every replacement, extension, renewal, modification, substitution and change in form thereof which may be from time to time and for any term or terms effected.

     2. TERM LOAN. The Bank agrees, upon the terms subject to the conditions set forth in the Original Credit Agreement and herein, to modify, restructure and extend the current outstanding principal balance of the Term Loan described and defined in the Original Credit Agreement to the Borrowers in the increased principal amount of $5,000,000.00. The Borrowers stipulate, acknowledge and agree that the unpaid and outstanding principal balance on the Term Loan described and defined in the Original Credit Agreement is $4,183,000.00 as of the date hereof, after application of the monthly principal installment due on September 30, 1994.

     3. TERM NOTE. To evidence the Term Loan, as modified, restructured and extended pursuant to the provisions of paragraph 2 above, the Borrowers shall execute and deliver to the order of the Bank a Borrowers' joint and several replacement term note in



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the principal amount of $5,000,000.00, the form of which is annexed hereto as EXHIBIT "A" and hereby made a part hereof (hereinafter referred to as the "Replacement Term Note"). The Replacement Term Note shall be dated as of the date hereof, shall provide for fifty-nine (59) consecutive equal monthly principal payments of $83,334 per month payable on the last day of each calendar month commencing October 31, 1994 with the remaining principal payable at final maturity on September 30, 1999. The Replacement Term Note shall bear interest, payable monthly on the last day of every month commencing October 31, 1994, and at final maturity on September 30, 1999, on unpaid balances of principal from time to time outstanding and on any past due interest at a variable annual rate equal from day to day to the Applicable Prime Rate therein defined plus two percentage points (2%), but in no event at a rate greater than permitted by applicable law. All payments received shall be applied first to accrued interest and then to the outstanding principal amount owing on the Replacement Term Note. The Borrowers may from time to time make prepayments of principal, provided that interest on the amount prepaid, accrued to the prepayment date, shall be paid on such prepayment date. The Borrowers may not reborrow any amounts paid or prepaid on the Replacement Term Note. All payments and prepayments shall be made in lawful money of the United States of America. Any payments or prepayments on the Replacement Term Note received by the Bank after 12:00 noon (applicable current time in Tulsa, Oklahoma) shall be deemed to have been made on the next succeeding Business Day. All outstanding principal of and unpaid accrued interest on the Replacement Term Note not previously paid hereunder shall be due and payable at final maturity on September 30, 1999, unless such maturity shall be extended by the Bank in writing or accelerated pursuant to the terms hereof. After maturity (whether by acceleration or otherwise) the Replacement Term Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days but assessed for the actual number of days elapsed in each accrual period.

     4. MODIFICATION OF MANDATORY PREPAYMENT PROVISION. The provisions of Section 3.6 of the Original Credit Agreement are deleted in their entirety. No term loan facility fee, as contem-plated by Section 3.4 of the Original Credit Agreement, shall be due and owing by the Borrowers to the Bank on that portion of the Term Loan being advanced to Borrowers concurrently herewith. The only mandatory prepayment provisions pertaining to the Term Loan are set forth in Section 6.34 of the Credit Agreement, as described in paragraph 9 of this First Amendment.

     5. COLLATERAL. The repayment of the Indebtedness shall continue to be secured by all of the Collateral as more particularly described and defined in Section 4.1 of the Original Credit Agreement as more particularly described therein and in the Security Instruments, including without limitation, the Security


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Agreement as defined in Section 1.53 of the Original Credit
Agreement as encumbering the items and types of Collateral more particularly described in Section 4.1 thereof as continuing and continuous security for the Indebtedness. Borrowers hereby incorporate by reference, ratify, confirm, continue and regrant in favor of the Bank all of the security interests, liens and pledges set forth or described in the Security Agreement and in
Article IV of the Original Credit Agreement, including the priorities thereof, with the same force and effect as if fully restated herein.

     6. CONDITIONS PRECEDENT TO MODIFICATION, RESTRUCTURE AND EXTENSION OF TERM LOAN. The obligation of the Bank to modify, restructure and extend the Term Loan is subject to satisfaction of all the following conditions on or prior to the date such readvancement of such amounts as are necessary to increase the outstanding principal balance of the Term Loan, as evidenced by the Replacement Term Note to the sum of $5,000,000.00 occurs (the "Funding Date") (in addition to the other terms and conditions set forth in the Original Credit Agreement):

         (a) REPLACEMENT TERM NOTE. The Borrower shall have delivered the Replacement Term Note to the order of the Bank, appropriately executed.

         (b) BORROWERS' CERTIFICATES AND PROCEEDINGS. On or before the Funding Date, each of the Borrowers shall have delivered to the Bank a certificate satisfactory to the Bank and its legal counsel, including corporate resolutions, incumbency certificates and articles and certificates of incorporation and bylaws as may be required by the Bank and its legal counsel.

         (c) SECURITY INSTRUMENTS. The Borrower shall have delivered to the Bank such supplemental and amendment instruments to the Security Instruments more particularly described and defined in the Original
     Credit Agreement as are required by the Bank and its legal counsel, including without limitation, the amendments more particularly described in Sections
     1.8, 1.9, 1.14, 1.16, 1.18, 1.19, 1.20, 1.21 and 1.24
     in paragraph 1 hereof.

     7. Section 6.18 of the Original Credit Agreement shall be replaced in its entirety and replaced by the following:

         "6.18 CURRENT RATIO. The Borrowers will not permit Cornerstone's Current Ratio to be less than the following at any time during the following fiscal years thereof:



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         Fiscal Year 1994                .55
         Fiscal Year 1995                .65
         Fiscal Years 1996 and
           thereafter                    .75"

     8. Section 6.19 of the Original Credit Agreement is deleted in its entirety and replaced by the following:

         "6.19 CAPITAL EXPENDITURES. The Borrowers agree not to make any capital expenditure during any fiscal year for the acquisition, construction, expansion or improvements of capital assets (whether owned or leased or otherwise) that, for all Borrowers, aggregate in excess of (x) $4,000,000 during fiscal year 1994 or (y) $1,000,000 for fiscal year 1995 or any fiscal year thereafter."

     9.  Section 6.34 shall be added to the Original Credit
Agreement as follows:

         "6.34  ANNUAL ENGINEERING EVALUATION/MANDATORY
     PREPAYMENT OF REPLACEMENT TERM NOTE. The Bank shall conduct an annual engineering evaluation of the Dubach
     Gas Gathering/Processing operations (including the
     Calhoun Plant, Dubach Connects, Dubach Refinery and
     Refining Assets, North Louisiana Gathering System and the Cryogenics Plant at Dubach) on or before August 31 of each year, commencing August 31, 1995, and to the extent the outstanding balance of the Term Loan exceeds forty percent (40%) of the amount of such annual engineering evaluation by the Bank (discounted present net worth at ten percent (10%)) (the "Maximum
     Ratio") based upon and calculated pursuant to the Bank's then current pricing parameters, policies and standards, Borrowers shall make a mandatory principal prepayment on the Replacement Term Note within fifteen
     (15) days of Cornerstone's receipt of the Bank's annual engineering evaluation and notice that the Maximum Ratio has been exceeded, in such amount as is necessary to reduce the outstanding principal balance of the Replacement Term Note to an amount not greater than the "Maximum Ratio" as described and defined above."

     10. ORIGINAL CREDIT AGREEMENT. The remaining terms, provi-sions, covenants, warranties, representations and conditions of the Original Credit Agreement are ratified, confirmed and continued in full force and effect with the same effect as if fully restated herein.

     11. CORPORATE MERGERS, NAME CHANGES AND DISSOLUTIONS.
Cornerstone represents and warrants to the Bank that since the


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Closing Date of the Original Credit Agreement Endevco Taft
Company and Endevco Three Rivers Company have been dissolved and no longer exist as corporate legal entities. Additionally, all of the corporate assets of Endevco Taft Company have been transferred to CGGC and Pentex Petroleum, Inc. has been merged into CGP. The following Borrowers under the Original Credit Agreement have changed their respective corporate names as follows:

     PRIOR CORPORATE NAME         CURRENT CORPORATE NAME

     Endevco Oil and Gas    to    Cornerstone Gas
     Company                      Resources, Inc. (CGR)

     Endevco Natural Gas    to    Cornerstone Gas Processing,
     Company                      Inc. (CGP)

     Cornerstone Pipeline   to    Cornerstone Gas Gathering
     Company                      Company (CGGC)

     Endevco Pipeline       to    Cornerstone Pipeline Company
     Company                      (CPC)

     12. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this First
Amendment to be duly executed and delivered in Tulsa, Oklahoma, effective as of the day and year first above written.

                                        "Borrowers"

                               CORNERSTONE NATURAL GAS, INC.


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               ENDEVCO PRODUCING COMPANY


                               By

                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President

                               CORNERSTONE GAS GATHERING COMPANY,
                               formerly known as Cornerstone
                               Pipeline Company


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                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               DUBACH GAS COMPANY


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


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                               CORNERSTONE GAS PROCESSING, INC.,
                               formerly known as Endevco Natural
                               Gas Company


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               CORNERSTONE GAS RESOURCES, INC.,
                               formerly known as Endevco Oil &
                               Gas Company


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               CORNERSTONE PIPELINE COMPANY,
                               formerly known as Endevco Pipeline
                               Company


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               PENTEX PIPELINE COMPANY


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                                            "Bank"

                               BANK OF OKLAHOMA, NATIONAL
                               ASSOCIATION


                               By
                                 --------------------------------
                                  Jack D. Brannon, Vice President

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